SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant toss.240.14a-11(c) orss.240.14a-12

                            FARNSWORTH BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   [X] No fee required
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)   Title of each class of securities to which transaction applies:
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          (2)   Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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          (4)   Proposed maximum aggregate value of transaction:
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          (5)   Total fee paid:
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   [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)   Amount previously paid:
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          (2)   Form, Schedule or Registration Statement No.:
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          (3)   Filing Party:
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          (4)   Date Filed:
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


                            FARNSWORTH BANCORP, INC.



January 18, 2002

Dear Fellow Stockholder:

         On  behalf of the  Board of  Directors  and  management  of  Farnsworth
Bancorp, Inc. (the "Company"), I cordially invite you to attend the annual meeting of stockholders to be held at the Days Inn, Route 206, Bordentown, New Jersey on February 19, 2002, at 10:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the company. Directors and officers of the company will be present to respond to your questions.

         You will be asked to vote on the election of three directors, each for a three-year term. The Board of Directors unanimously recommends a vote "FOR" the election of the nominees for director described in the accompanying notice of annual meeting and proxy statement.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                                           Sincerely,


                                           /s/Gary N. Pelehaty
                                           -------------------------------------
                                           Gary N. Pelehaty
                                           President and Chief Executive Officer



--------------------------------------------------------------------------------

   789 Farnsworth Avenueo Bordentown, NJ 08505o 609-298-0723o Fax 609-298-5321

--------------------------------------------------------------------------------
                             FARNSWORTH BANCORP, INC
                              789 FARNSWORTH AVENUE
                          BORDENTOWN, NEW JERSEY 08505
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 19, 2002
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Meeting") of Farnsworth Bancorp, Inc. (the "Company") will be held at the Days Inn, Route 206, Bordentown, New Jersey, on Tuesday, February 19, 2002, at 10:00 a.m.

         At the Meeting, stockholders will be asked to:

          1.   elect three directors of the Company; and

          2. consider any other matters as may properly come before the Meeting.

         The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on January 14, 2002, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY YOU MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Charles Alessi
                                              ----------------------------------
                                              Charles Alessi
                                              Secretary

Bordentown, New Jersey
January 18, 2002

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                               PROXY STATEMENT OF
                            FARNSWORTH BANCORP, INC.
                              789 FARNSWORTH AVENUE
                          BORDENTOWN, NEW JERSEY 08505
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 19, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Farnsworth Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Days Inn, Route 206, Bordentown, New Jersey on February 19, 2002, at 10:00 a.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about January 18, 2002. The Company is the parent company of Peoples Savings Bank (the "Bank").

         At the Meeting, stockholders will consider and vote upon the election of three directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees named below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person where the nominee is unable to serve, or for good cause will not serve, matters incident to the conduct of the Meeting, and as to any other matters that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on January 14, 2002 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 360,866 shares of Common Stock outstanding.

         The articles of incorporation of the Company (the "Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for one or more of the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either
(i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         Any other matters that may properly come before the Meeting shall be determined by a majority of votes cast affirmatively or negatively without regard to, unless otherwise required by law.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and Directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                       Percent of Shares of Common
                                                          Amount and Nature of                    Stock
Name and Address of Beneficial Owner                      Beneficial Ownership                 Outstanding
------------------------------------                      --------------------         ---------------------------
Craig W. Yates
227 Cliff Avenue
Edgewater Park, New Jersey (1)                                     30,000                           8.31%

Jeffrey E. Slemrod
1385 Colony Way
Yardley, Pennsylvania (2)                                          19,650                           5.44%

Peoples Savings Bank
Employee Stock Ownership Plan (the "ESOP")
789 Farnsworth Avenue,
Bordentown, New Jersey (3)                                         30,388                           8.42%

All directors, directors emeritus and officers of the
Company as a group (9 persons) (4)                                116,258                          31.30%


--------------------
(1) Number of shares is based upon an amended Schedule 13D filed on June 11, 2001 showing sole voting and dispositive power with respect to 30,000 shares.
(2) Number of shares is based upon a Schedule 13D filed on August 1, 2000 showing sole voting and dispositive power with respect to 19,650 shares.
(3) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee instructs the ESOP trustees regarding investment of ESOP plan assets. The ESOP trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares, and shares for which no timely voting direction is received, will be voted by the ESOP trustee as directed by the ESOP Committee. As of the Record Date, 9,114 shares had been allocated to ESOP participants.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 10,947 shares of Common Stock held by the Restricted Stock Plan (the "RSP") over which certain directors, as members of the RSP Committee and as RSP trustees, exercise voting power. Also includes 21,274 shares held by the ESOP over which certain directors as members of the ESOP Committee and ESOP trustees, exercise shared voting power. Such individuals disclaim beneficial ownership with respect to RSP and ESOP shares. Includes 10,624 shares subject to options excercisable within 60 days of the Record Date.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. To the best of the Company's knowledge, all section 16(a) filing requirements applicable to its officers and directors were complied with during the 2001 fiscal year. The Company has not been provided with any reports of ownership by persons who own more than ten percent of the Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one- third of the directors elected each year. The Board of Directors currently consists of seven members. Thus, three directors will be elected at the Meeting to serve for three-year terms or until their successors have been elected and qualified.

         In October 2001, Mr. Herman Gutstein, a director of the Bank since 1965 and most recently the Chairman of the Board of the Company and the Bank, retired as a director and Chairman of the Company's and the Bank's Boards of Directors. Mr. Gutstein was appointed as a Director Emeritus to the Company and the Bank. Mr. Joseph H. Kelly was appointed to the Boards of the Company and the Bank in place of Mr. Gutstein. In addition, in January 2002, the Board of Directors elected Mr. Edgar N. Peppler as Chairman of the Board and Mr. William H. Wainwright, Jr., as Vice Chairman of the Board.

         George G. Aaronson, Joseph H. Kelly and G. Edward Koenig, Jr. have been nominated by the Board of Directors, each to serve for a three-year term. Each nominee is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, lengths of board service and the amounts and percentages of Common Stock beneficially owned for the nominees and for each director of the Company who will continue to serve as a director after the Meeting. Each nominee is also a director of the Bank.

                                                                              Shares of
                                Age at           Year First        Current   Common Stock    Percent
                            September 30,        Elected or        Term to   Beneficially      of
Name                             2001           Appointed(1)       Expire     Owned (2)       Class
----                             ----           ------------       ------     ---------       -----
                                 BOARD NOMINEES FOR TERM TO EXPIRE IN 2005
George G. Aaronson, Jr.           69                1970            2002       8,317(3)(4)     2.30%
Joseph H. Kelly                   47                2001            2002       9,500           2.63%
G. Edward Koenig, Jr.             60                1981            2002       6,017(3)(4)     1.66%

                                      DIRECTORS CONTINUING IN OFFICE
Edgar N. Peppler                  65                1970            2003      11,567(4)        3.20%
Gary N. Pelehaty                  48                1992            2003      17,426(5)        4.78%
Charles E. Adams                  86                1985            2004       9,417(3)(4)     2.60%
William H. Wainwright, Jr.        71                1986            2004      13,387(4)        3.70%

--------------------
(1)  Refers to the year the individual first became a director of the Bank.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3) Excludes 21,274 shares of Common Stock held under the ESOP over which such individual, as a member of the ESOP Committee and as an ESOP Trustee, exercises shared voting power. Also excludes 4,563 shares of Common Stock held by the RSP over which such individual, as a member of the RSP Committee and as an RSP trustee, exercises voting power. Such individual disclaims beneficial ownership with respect to ESOP and RSP shares.
(4) Includes 758 shares subject to options excercisable within 60 days of the Record Date.
(5) Includes 3,798 shares subject to options excercisable within 60 days of the Record Date.

         The principal occupation of, and other information about, each director and/or executive officer of the Company is set forth below as of September 30, 2001. Each director and/or executive officer has held his present position for five years unless otherwise stated.

         George G. Aaronson, Jr. has been a director of the Bank since 1970. He is employed by Falconer & Bell as a real estate sales agent.

         Joseph H. Kelly has been a director since 2001. Mr. Kelly is President and owner of Kelly Enterprises, Inc., a real estate development company specializing in commercial real estate, and President and owner of Jay Kay Wines & Liquors, Inc. Mr. Kelly is a member of the New Jersey State Executive Council of the National Federation of Independent Business, Burlington County Economic Development

Committee, and Southern New Jersey Package Store Association. Active in the local community, Mr. Kelly is a member of the Bordentown Area Veterans Memorial Committee and is the First Vice President of the Peddie School Parents Association.

         G. Edward Koenig, Jr. has, except for a three year hiatus ending in 1993, been a director since 1981. Mr. Koenig is President of E. J. Koenig Inc., a fuel service petroleum products company and a heating and air conditioning equipment sales, installation and service business. Mr. Koenig sits on the Burlington County Military Affairs Committee Executive Board and served as its chairman from 1996 to 1997.

         Edgar N. Peppler has been a director of the Bank since 1970. He was elected Chairman of the Board in January 2002 and was vice-chairman of the board from 1992 to 2002. Mr. Peppler is part owner and President of Peppler Funeral Home, a business he has been associated with since 1957. Mr. Peppler is a member of the Bordentown Chamber of Commerce, a past president of the Bordentown Kiwanis Club, and a past master of the Masonic Lodge.

         Gary N. Pelehaty has served the Bank as a director since October 1992. He has also been President and Chief Executive Officer of the Bank since February of the same year. Mr. Pelehaty is a director of First Nations Financial Services Company. Active in the local community, Mr. Pelehaty is a director of the Burlington County Burn Foundation, and the finance chairman of Bordentown Veterans' Memorial Foundation. He is also a former director of Bordentown's Chamber of Commerce and past President and Director of the Burlington/Camden County Savings League.

         Charles E. Adams has been a director of the Bank since 1985. Mr. Adams is now retired, but was the Administrator of Florence Township for 20 years. Mr. Adams is on the administrative board of Florence United Methodist Church, and is treasurer of the Florence Historical Society.

         William H. Wainwright, Jr. has been a director of the Bank since 1968. He was elected Vice Chairman of the Board in January 2002. Before retiring in 1995, he was employed for 20 years as a loan officer at the Farmers Home Administration and the Small Business Administration. Mr. Wainwright is a member of the Surf City Yacht Club and served as their Commodore in 1996.

         Charles Alessi, age 39, has been employed by the Bank since 1992 and is Vice-President and the Chief Financial Officer. He is also Secretary and Treasurer of the Bank. Mr. Alessi is a member of the Financial Managers Society and member of the Bordentown Rotary.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through the meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 2001, the Board of Directors held 24 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the period of his service.

         The Company does not have a standing nominating committee. The Company's full Board of Directors acts as a nominating committee for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. The Board of Directors met once during the 2001 fiscal year in this capacity. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws.

         The Company does not have a standing audit committee. The entire Board of Directors regularly reviews the financial statements of the Company. In addition, the Board of Directors of the Bank meets annually with the Company's independent accountants to review audit matters. The Board of Directors of the Bank met once during the 2001 fiscal year with the independent accountants for this purpose.

         The Company has a Compensation and Benefits Committee comprised of non-employee Directors Adams, Aaronson and Koenig. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 2001 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Directors of the Company are also directors of the Bank. Each director (including the chairman of the board) is paid a monthly fee of $625 plus $100 per meeting attended. Total aggregate fees paid to the directors for the year ended September 30, 2001 were $71,800.

         Stock Awards. Each director has been awarded 1,899 options to purchase shares of Common Stock at $10.625 per shares under the Stock Option Plan and 759 shares of Common Stock under the Restricted Stock Plan.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer had a salary and bonus that exceeded $100,000 for the fiscal year ended September 30, 2001.

                                           Annual Compensation                 Long Term Compensation
                              -----------------------------------------      ----------------------------
                                                                             Restricted      Securities
Name and             Fiscal                             Other Annual            Stock        Underlying       All Other
Principal Position    Year       Salary       Bonus     Compensation(1)       Award(2)      Options (#)      Compensation
------------------    ----       ------       -----     ---------------       --------      -----------      ------------
Gary N. Pelehaty,     2001     $128,036     $      -      $10,000              $     -             -           $12,499(3)
 President, CEO       2000     $118,909      $10,000      $ 7,300              $     -             -           $11,208(4)
   and Director       1999     $ 96,611      $10,000      $ 6,000              $40,354         9,496           $12,784(5)

------------------
(1)  Consists of Board fees. Mr. Pelehaty also receives an automobile allowance.
(2) At September 30, 2001, Mr. Pelehaty held 3,798 shares of restricted stock, valued at $41,778 based on the closing price of $11.00 on that date. Dividend right associated with the restricted stock are accrued and held in arrears to be paid at the time the shares vest.
(3) Represents the award of 748 shares under the ESOP as of June 30, 2001 based upon the last reported sales price of the Common Stock on the date of the award, plus $3,635 for a 401(k) plan matching contribution.
(4) Represents the award of 805 shares under the ESOP as of June 30, 2000 based upon the last reported sales price of the Common Stock on the date of the award, plus $3,565 for a 401(k) plan matching contribution.
(5) Represent the award of 953 shares under the ESOP as of June 30, 1999 based upon the last reported sales price of the Common Stock on the Record Date, plus $2,896 for 401(k) plan matching contributions.

         Stock Awards. The following table sets forth information concerning options granted to Mr. Pelehaty.


                          Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
                          ------------------------------------------------------------------------
                                                                                                       Value of
                             Shares                               Number of Options              In-the-Money Options
                            Acquired            Value           at Fiscal Year-End (#)          at Fiscal Year-End ($)
Name                     on Exercise(#)      Realized ($)     Exercisable/Unexercisable    Exercisable/Unexercisable(1)
----                     --------------      ------------     -------------------------    ----------------------------
Gary N. Pelehaty               --               $ --                3,798/5,698                   $1,424/$2,137

----------------------
(1) Based upon the difference between the option exercise price of $10.625 and the last reported sales price of the Common Stock of $11.00 per share as of September 30, 2001, as reported on the OTC Bulletin Board.

         Employment Agreement. The Bank has entered into an employment agreement (the "Agreement") with Gary Pelehaty for a three year term. Mr. Pelehaty's base compensation under the Agreement is $90,000. Under the Agreement, Mr. Pelehaty's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Gary Pelehaty without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Pelehaty will be paid in a lump sum an amount equal to
2.99 times his prior five year's average taxable compensation. In the event of a change in control at September 30, 2001, Mr. Pelehaty would have been entitled to a lump sum payment of approximately $313,000.

Benefits

         The 1999 Stock Option Plan. The Board of Directors of the Company has adopted the Stock Option Plan for the benefit of its Directors, officers, and key employees. The Stock Option Plan was approved by the stockholders on April 6, 1999.

         The Restricted Stock Plan. The Board of Directors of the Company has adopted a restricted stock program for the benefit of personnel of experience and ability in key positions of responsibility with the Bank. The RSP was approved by the stockholders on April 6, 1999.

--------------------------------------------------------------------------------
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         Kronick Kalada Berdy & Co. ("KKB") was the Company's independent public accountant for the 2001 fiscal year. The Board of Directors has appointed KKB to be the Company's independent public accountant for the fiscal year ending September 30, 2002. A representative of KKB is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Audit Fees. The aggregate fees billed by KKB for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2001 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $10,500.

         Financial Information Systems Design and Implementation Fees. There were no fees billed by KKB for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended September 30, 2001.

         All Other Fees. The aggregate fees billed by KKB for services rendered to the Company, other than the services described above under "Audit Fees," for the fiscal year ended September 30, 2001 were $2,250.

         The audit committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending September 30, 2002, all stockholder proposals must be received at the Company's executive office at 789 Farnsworth Avenue, Bordentown, New Jersey 08505 no later than September 20, 2002. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending September 30, 2002, will only be considered at the annual meeting to be held in 2003 if the stockholder submits notice of the proposal to the Company at the above address by December 20, 2002. In addition, stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2003 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 2001 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, Farnsworth Bancorp, Inc., 789 Farnsworth Avenue, Bordentown, New Jersey 08505.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Charles Alessi
                                              ----------------------------------
                                              Charles Alessi
                                              Secretary

Bordentown, New Jersey
January 18, 2002

--------------------------------------------------------------------------------
                            FARNSWORTH BANCORP, INC.
                              789 FARNSWORTH AVENUE
                          BORDENTOWN, NEW JERSEY 08505
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 19, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Farnsworth Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Days Inn, Route 206, Bordentown, New Jersey on February 19, 2002, at 10:00 a.m., and at any and all adjournments thereof, in the following manner:


                                                         FOR        WITHHELD
                                                         ---        --------
1.        The election as director of the nominees
          listed with terms to expire in 2005
          (except as marked to the contrary below):      |_|          |_|

          George G. Aaronson
          Joseph H. Kelly
          G. Edward Koenig, Jr.

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on ------------ the line provided below.


          ------------------------------------------------


    The Board of Directors recommends a vote "FOR" the above listed nominees



In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated January 18, 2002 and the 2001 Annual Report to Stockholders.



Dated:
        ---------------------------



-----------------------------------              -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER



-----------------------------------              -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------